EXHIBIT 99.1
                                                                    ------------

FOR IMMEDIATE RELEASE

Marlborough, Mass. - April 24, 2007 (BUSINESS WIRE) -- ThinkEngine Networks, Inc. (AMEX: THN) today reported results for its quarter ended March 31, 2007.

Revenue for the quarter ended March 31, 2007 was $2.1 million compared to $3.5 million for the three month period ended March 31, 2006. Revenue for the quarter ended March 31, 2006 included $1.9 million shipped to a customer in 2005, but not recognized as revenue until the first quarter of 2006.

Net loss for the quarter ended March 31, 2007 was $1.5 million, or ($0.23) per share, compared to a net loss of $0.7 million, or ($0.10) per share, in the prior year's first quarter.

Michael Mitchell, President and Chief Executive Officer, stated, "I am pleased with the progress we have made in diversifying our customer base and adding new customers. We added five new customers during the first quarter of 2007, and expect to continue to add new customers throughout the year. Orders for our next generation VSR1000 product have shown strong quarter-over-quarter, as well as year-over-year growth."


                           ThinkEngine Networks, Inc.
                      Condensed Consolidated Balance Sheets
                                 (in thousands)
                                   (unaudited)

                                                          Mar. 31,     Dec. 31,
Assets                                                      2007        2006(A)
                                                          --------     --------
     Cash and cash equivalents                            $  3,620     $  2,764
     Accounts receivable, net                                1,201        1,354
     Inventory, net                                          1,218        1,439
     Other current assets                                      183          270
                                                          --------     --------
       Total current assets                                  6,222        5,827
Officer loans                                                   34          444
Fixed assets, net                                              901          970
Other assets, net                                            3,355        3,405
                                                          --------     --------
       Total assets                                       $ 10,512     $ 10,646
                                                          ========     ========

Liabilities and Stockholders' Equity
     Accounts payable and accrued expenses                $  2,241     $  2,012
     Current portion of long-term debt                         308            0
     Deferred revenue                                          617          522
                                                          --------     --------
       Total current liabilities                             3,166        2,534
Non-current liabilities                                      2,083          964
Stockholders' equity                                         5,263        7,148
                                                          --------     --------
       Total liabilities and stockholders' equity         $ 10,512     $ 10,646
                                                          ========     ========

(A) December 31, 2006 amounts are derived from the Company's audited financial statements.

                           ThinkEngine Networks, Inc.
                       Condensed Statements of Operations
               (in thousands, except share and per share amounts)
                                   (unaudited)

                                                   Three Months Ended March 31,
                                                       2007             2006
                                                   -----------      -----------
Revenue                                            $     2,053      $     3,465
Cost of revenues                                           683            1,396
                                                   -----------      -----------
Gross margin                                             1,370            2,069

Research and development                                 1,381            1,513
Selling, general and administrative                      1,490            1,397
Other (income)/expense, net                                 (6)            (106)
                                                   -----------      -----------
    Total                                                2,865            2,804
                                                   -----------      -----------
Operating loss                                          (1,495)            (735)
Income taxes                                                 0               15
                                                   -----------      -----------
Loss from operations                                    (1,495)            (750)
Cumulative effect of change in accounting
principle, net of tax                                        0               36
                                                   -----------      -----------
Net loss                                           ($    1,495)     ($      714)
                                                   ===========      ===========
Net income (loss) per share:
  Continuing operations                            ($     0.23)     ($     0.11)
                                                   ===========      ===========
  Cumulative effect of change in accounting
   principle, net of tax                           $      --                .01
                                                   ===========      ===========
  Net loss                                         ($     0.23)     ($     0.10)
                                                   ===========      ===========
Weighted average common shares used in
 computing net income (loss):
  Basic and diluted                                  6,513,794        7,145,218
                                                   ===========      ===========

ABOUT THINKENGINE NETWORKS
ThinkEngine Networks is a leading provider of TDM and IP capable conferencing bridges and media servers. The VSR1000 includes both TDM and IP interfaces as standard equipment and is capable of processing 968 simultaneous sessions in a compact 1U platform. The NEBS 3 certified platform has been deployed by customers to implement reservationless conferencing, prepaid calling, and IVR applications. The Company's CX Series - Exchange Network Media Servers are a cost-effective and highly scalable family of carrier-class media server platforms. They deliver advanced network media solutions in VoIP networks as well as in traditional AIN and TDM circuit switched and mixed network environments. ThinkEngine is a disruptive force in the marketplace - drastically reducing the cost of implementation while giving customers a migration path from TDM to VoIP. For more information about the Company, visit http://www.thinkengine.com.

SAFE HARBOR STATEMENT

THIS NEWS RELEASE CONTAINS FORWARD-LOOKING STATEMENTS THAT INVOLVE RISKS, UNCERTAINTIES AND ASSUMPTIONS. ALL STATEMENTS CONTAINED HEREIN WHICH ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS. THE FORWARD-LOOKING STATEMENTS IN THIS RELEASE ARE MADE PURSUANT TO THE SAFE HARBOR PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. SUCH FORWARD-LOOKING STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES, WHICH COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE ANTICIPATED. SUCH RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO, THE CONTINUANCE OF REDUCED CAPITAL EXPENDITURES THROUGHOUT THE TELECOMMUNICATIONS MARKET, VARIABILITY OF SALES VOLUME FROM QUARTER TO QUARTER, PRODUCT DEMAND, MARKET ACCEPTANCE, LITIGATION, DEPENDENCE ON SIGNIFICANT CUSTOMERS, THIRD PARTY SUPPLIERS AND INTELLECTUAL PROPERTY RIGHTS, RISKS IN PRODUCT AND TECHNOLOGY DEVELOPMENT AND OTHER RISK FACTORS DETAILED IN THE COMPANY'S MOST RECENT FORM 10-K, AND OTHER SUBSEQUENT SECURITIES AND EXCHANGE COMMISSION FILINGS. THINKENGINE NETWORKS DOES NOT UNDERTAKE ANY DUTY TO UPDATE FORWARD-LOOKING STATEMENTS.

CONTACT: John Steinkrauss
Chief Financial Officer
ThinkEngine Networks, Inc.
jsteinkrauss@thinkengine.com
508-597-0452

Source: ThinkEngine Networks, Inc.

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